Exhibit 10.12

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Execution Copy

THIRD AMENDMENT

TO FIRST AMENDED AND RESTATED LICENSE AGREEMENT

This THIRD AMENDMENT TO FIRST AMENDED AND RESTATED LICENSE AGREEMENT (the “Third Amendment”) is made and effective as of October 31, 2013 (the “Third Amendment Effective Date”), by and between Symphony Evolution, Inc., a Delaware corporation (“Symphony”) and Kadmon Corporation, LLC (f/k/a Kadmon Pharmaceuticals, LLC), a Delaware limited liability company (“Licensee”) (each of Symphony and Licensee being a “Party,” and collectively, the “Parties”).

BACKGROUND

A.            WHEREAS, Symphony and Licensee have entered into that certain First Amended And Restated License Agreement, dated as of September 6, 2011 as amended by that certain First Amendment to First Amended and Restated License Agreement, dated as of December 11, 2012 and that certain Second Amendment to the First Amended and Restated License Agreement (the “Second Amendment”), dated as of March 28, 2013 (collectively, the “Agreement”);

B.            WHEREAS, prior to the Third Amendment Effective Date, Licensee informed Symphony that it would prefer to defer the December 31, 2013 date for Study Initiation of the Phase II Clinical Trial in the PKD Field set forth in Section 7.2.2.4 of the Agreement, and

C.            WHEREAS, as a result, Symphony and Licensee now desire to amend the Agreement as set forth in this Third Amendment;

NOW, THEREFORE, in consideration of the foregoing and the covenants and premises contained herein and in the Agreement, the Parties therefore agree as follows:

ARTICLE 1

AMENDMENT OF AGREEMENT

The Parties hereby amend the terms of the Agreement as provided below, effective as of the Third Amendment Effective Date:

1.1          Amendment of Sections 7.2.2.1. Section 7.2.2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“7.2.2.1              Amendment Payments. In addition to any other payment obligation under the Agreement:

(a)   in consideration for entering into the Second Amendment, Licensee shall pay Symphony a non-refundable payment of *** on or before June 14, 2013; and

(b)   in consideration for entering into the Third Amendment, Licensee shall pay Symphony (1) a non-refundable payment of ***

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

*** on the Third Amendment Effective Date, whereby such amount is inclusive of the *** Additional Non-Oncology Study Initiation Payment due to Symphony pursuant to Section 7.2.2.2(a)(2) below, (2) a non-refundable payment of *** on or before January 31, 2014 and (3) a non-refundable payment of *** on or before May 1, 2014.”

1.2          Amendment of Sections 7.2.2.2. Section 7.2.2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“7.2.2.2                  Additional Non-Oncology Study Initiation Payments. In addition to any other payment obligation under the Agreement,

(a)           if Study Initiation of the Phase II Clinical Trial in the PKD Field has not occurred by September 30, 2013, then Licensee shall pay Symphony both (1) an additional non-refundable payment of *** on or before September 30, 2013 and (2) an additional non-refundable payment of *** on or before December 31, 2013;

(b)           if Study Initiation of the Phase II Clinical Trial in the PKD Field occurs during the period commencing on July 1, 2014 and ending on September 30, 2014, then Licensee shall pay Symphony an additional non-refundable payment of *** on or before September 30, 2014; and

(c)           if Study Initiation of the Phase II Clinical Trial in the PKD Field has not occurred by September 30, 2014, then Licensee shall pay Symphony both (1) an additional non-refundable payment of *** on or before September 30, 2014 and (2) an additional non-refundable payment of *** on or before December 31, 2014.”

1.3          Amendment of Section 7.2.2.4. Section 7.2.2.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

“7.2.2.4           Non-Oncology Reversion. If Study Initiation of the Phase II Clinical Trial in the PKD Field referenced in Section 7.1 does not occur by December 31, 2014 or if Licensee fails to make any of the payments specified in Section 7.2.2.1 or Section 7.2.2.2 on or before the applicable dates set forth therein, then (i) Licensee shall pay Symphony a non-refundable fee equal to *** and (ii) Symphony shall have the right to terminate this Agreement with respect to the Non-Oncology Field, effective immediately.”

2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 2

MISCELLANEOUS

2.1          Defined Terms. Capitalized terms used in this Third Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

2.2          Full Force and Effect. This Third Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. To the extent that the Agreement is explicitly amended by this Third Amendment, the terms of this Third Amendment will control where the terms of the Agreement are contrary to or conflict with the term of this Third Amendment. The Agreement, as amended by this Third Amendment, is hereby ratified and confirmed in all respects and shall continue in full force and effect. The Agreement shall, together with this Third Amendment, be read and construed as a single instrument.

2.3          Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Third Amendment.

2.4          Counterparts. This Third Amendment may be executed in one or more counterparts, and by the respective Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.

SIGNATURES FOLLOW ON NEXT PAGE

2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be executed as of the date first written above by their respective duly authorized officers.

KADMON CORPORATION, LLC

Name:
Title:

SYMPHONY EVOLUTION, INC.

Name:	Jeffrey S. Edelman
Title:	Director

(Signature Page to Third Amendment to First Amended and Restated License Agreement)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be executed as of the date first written above by their respective duly authorized officers.

KADMON CORPORATION, LLC

/s/ Steven N. Gordon
Name:	Steven N. Gordon
Title:	Executive Vice President and General Counsel

SYMPHONY EVOLUTION, INC.

Name:	Jeffrey S. Edelman
Title:	Director

(Signature Page to Third Amendment to First Amended and Restated License Agreement)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be executed as of the date first written above by their respective duly authorized officers.

KADMON CORPORATION, LLC

Name:
Title:

SYMPHONY EVOLUTION, INC.

/s/ Jeffrey S. Edelman
Name:	Jeffrey S. Edelman
Title:	Director

(Signature Page to Third Amendment to First Amended and Restated License Agreement)